CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying quarterly report on form 10-QSB of Futomic Industries, Inc. for the quarter ending March 31, 2005, I, Francisco Schipperheijn, Chief Executive Officer and Chief Financial Officer of Futomic Industries, Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.       Such Quarterly Report on Form 10-QSB for the period ending March 31, 2005, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in such Quarterly Report on Form 10-QSB for the period ended March 31, 2005, fairly represents in all material respects, the financial condition and results of operations of Futomic Industries, Inc.

Dated: May 19, 2005

FUTOMIC INDUSTRIES, INC.

By:	/s/ Francisco Schipperheijn

Chief Executive Officer and

Chief Financial Officer